SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): July 2, 2007

CHASE EDUCATION LOAN TRUST 2007-A

(Exact name of Issuing Entity as specified in its charter)

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

(Exact name of Depositor as specified in its charter)

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Exact name of Sponsor as specified in its charter)

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

(Exact name of Registrant as specified in its charter)

Delaware	333-137587	13-1812121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10304 Spotsylvania Avenue, Suite 100 Fredericksburg, Virginia 22408
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (540) 374-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-137587) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality.

8.1

Opinion of McKee Nelson LLP as to certain tax matters.

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1 and Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

By: /s/    Kenneth E. Bilyeu, Jr.

    Name: Kenneth E. Bilyeu, Jr.

    Title:  Treasurer

Dated: July 2, 2007

EXHIBIT INDEX

    Exhibit No.

Description

Page No.

5.1

Opinion of McKee Nelson LLP as to legality.

8.1

Opinion of McKee Nelson LLP as to certain tax matters.

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1 and Exhibit 8.1).